Exhibit 99.1

Vestand Appoints Andrew Yun to Board of Directors

Accomplished Corporate Lawyer and Business Owner Brings Extensive Legal Expertise in Real Estate, M&A and Corporate Governance

BREA, California – October 14, 2025 – Vestand Inc. (NASDAQ: VSTD) (“Vestand,” or the “Company”), a global investment platform that integrates traditional real-world assets with next-generation crypto treasury strategies, today announced the appointment of Andrew Yun to the Company’s Board of Directors (the “Board”), effective immediately.

Andrew Yun is a highly regarded attorney with extensive experience in corporate law, real estate, mergers and acquisitions, and corporate governance. Mr. Yun is the managing partner of Yun Law Group, and his practice is focused on all matters related to business including business transactions, corporate governance, and mergers and acquisitions. Prior to founding Yun Law Group, Mr. Yun was senior legal counsel to the largest energy and electronics conglomerates in the world. He holds a B.A. from Claremont McKenna College and a J.D. from Loyola Law School.

“Andrew brings a proven track record of strategic insight and legal expertise, and we welcome him to the Board,” said Ji-Won Kim, CEO of Vestand. “His success in navigating complex mergers and acquisitions and real estate transactions, combined with a deep understanding of corporate governance, will be invaluable as we continue to grow and pursue strategic opportunities. This appointment also underscores Vestand’s ongoing commitment to strengthening its leadership team with experienced professionals who bring diverse perspectives and legal acumen to support our long-term vision bringing smart capital to smart property.”

Mr. Yun added, “It is truly a privilege to join Vestand at such an exciting point in its journey to become a PropTech company, transitioning into AI-driven real estate investment and security token offerings (STOs). The near-term focus combining house flipping with digital asset tokenization, using AI for superior property decisions and shared ownership models, is positioning Vestand for success in the quarters and years to come. I am eager to work closely with Ji-Won and the Board as they steward the Company along its operational execution and build long-term value for stockholders.”

About Vestand Inc.

Vestand (NASDAQ: VSTD) is a U.S. Nasdaq-listed company and a global investment platform that integrates traditional real-world assets (RWA) with next-generation crypto treasury strategies. Through its U.S. and Korean subsidiaries, it connects the global capital markets and is creating a new growth model that combines real estate, security technology, and blockchain innovation. For more information, please visit https://vestand.com/.

Forward Looking Statements

This press release includes certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and are intended to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, including without limitation, statements regarding our ability to execute on our growth strategy and expand our leadership position. These forward-looking statements include, but are not limited to, the Company’s beliefs, plans, goals, objectives, expectations, assumptions, estimates, intentions, future performance, other statements that are not historical facts, and statements identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” or words of similar meaning. These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies, and prospects, which are based on the information currently available to us and on assumptions we have made. Although we believe that our plans, intentions, expectations, strategies, and prospects as reflected in, or suggested by, these forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations, or strategies will be attained or achieved. Forward-looking statements involve inherent risks and uncertainties which could cause actual results to differ materially from those in the forward-looking statements, as a result of various factors including those risks and uncertainties described in the Risk Factors and Management’s Discussion and Analysis of Financial Condition and Results of Operations sections of our filings with the SEC including our Annual Report on Form 10-K for the year ended December 31, 2024, and subsequent reports we file with the SEC from time to time, which can be found on the SEC’s website at www.sec.gov. We caution readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Investor Relations Contact:

Larry W Holub

Director

MZ North America

VSTD@mzgroup.us

312-261-6412